NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Douglas S. Constantine
Mayfield Village, Ohio 44143	(440) 395-3707
http://www.progressive.com	investor_relations@progressive.com

PROGRESSIVE REPORTS AUGUST RESULTS

MAYFIELD VILLAGE, OHIO -- September 15, 2022 -- The Progressive Corporation (NYSE:PGR) today reported the following results for August 2022:

	August
(millions, except per share amounts and ratios; unaudited)	2022	2021	Change
Net premiums written	$4,081.1	$3,890.9	5%
Net premiums earned	$3,835.4	$3,513.8	9%
Net income (loss)	$119.7	$(6.6)	NM
Per share available to common shareholders	$0.20	$(0.02)	NM
Total pretax net realized gains (losses) on securities	$(175.4)	$131.5	(233)%
Combined ratio	93.6	105.3	(11.7) pts.
Average equivalent common shares	587.2	584.8	0%
NM = Not Meaningful

	August
(thousands; unaudited)	2022	2021	Change
Policies in Force
Personal Lines
Agency – auto	7,606.0	8,013.3	(5) %
Direct – auto	9,730.3	9,638.0	1%
Total personal auto	17,336.3	17,651.3	(2) %
Total special lines	5,548.9	5,272.5	5%
Total Personal Lines	22,885.2	22,923.8	0%
Total Commercial Lines	1,036.2	942.1	10%
Total Property business	2,832.1	2,715.6	4%
Companywide Total	26,753.5	26,581.5	1%

Progressive offers personal and commercial insurance throughout the United States. Our Personal Lines business writes insurance for personal autos and special lines products. Our Commercial Lines business writes auto-related liability and physical damage insurance, workers’ compensation insurance primarily for the transportation industry, and business-related general liability and property insurance, predominantly for small businesses. Our Property business writes residential property insurance for homeowners, other property owners, and renters.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENT
August 2022
(millions)
(unaudited)

	Current Month	Comments on Monthly Results[1]
Net premiums written	$4,081.1

Revenues:
Net premiums earned	$3,835.4
Investment income	102.7
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	(31.4)
Net holding period gains (losses) on securities	(143.2)
Net impairment losses recognized in earnings	(0.8)
Total net realized gains (losses) on securities	(175.4)
Fees and other revenues	54.3
Service revenues	26.7
Total revenues	3,843.7

Expenses:
Losses and loss adjustment expenses	2,848.6
Policy acquisition costs	323.5
Other underwriting expenses	471.7
Investment expenses	1.8
Service expenses	27.6
Interest expense	21.0
Total expenses	3,694.2

Income before income taxes	149.5
Provision for income taxes	29.8
Net income	119.7

Other comprehensive income (loss)
Changes in:
Total net unrealized gains (losses) on fixed-maturity securities	(547.2)
Net unrealized losses on forecasted transactions	0
Foreign currency translation adjustment	(0.3)
Other comprehensive income (loss)	(547.5)
Total comprehensive income (loss)	$(427.8)

1 For a description of our financial reporting and accounting policies, see Note 1 to our 2021 audited consolidated financial statements included in our 2021 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENTS
August 2022
(millions)
(unaudited)

	Year-to-Date
	2022	2021	% Change
Net premiums written	$34,613.6	$31,651.9	9

Revenues:
Net premiums earned	$32,480.2	$29,229.8	11
Investment income	735.5	566.3	30
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	431.5	586.8	(26)
Net holding period gains (losses) on securities	(1,914.1)	717.8	(367)
Net impairment losses recognized in earnings	(5.8)	(3.3)	76
Total net realized gains (losses) on securities	(1,488.4)	1,301.3	(214)
Fees and other revenues	473.3	461.8	2
Service revenues	205.3	179.6	14
Total revenues	32,405.9	31,738.8	2

Expenses:
Losses and loss adjustment expenses	24,527.9	21,905.0	12
Policy acquisition costs	2,561.3	2,461.4	4
Other underwriting expenses	3,954.1	3,866.6	2
Investment expenses	15.5	16.4	(5)
Service expenses	196.0	166.1	18
Interest expense	159.3	149.9	6
Goodwill impairment	224.8	0	NM
Total expenses	31,638.9	28,565.4	11

Income before income taxes	767.0	3,173.4	(76)
Provision for income taxes	187.5	654.5	(71)
Net income	579.5	2,518.9	(77)

Other comprehensive income (loss)
Changes in:
Total net unrealized gains (losses) on fixed-maturity securities	(2,369.9)	(381.9)	NM
Net unrealized losses on forecasted transactions	0.3	0.6	(50)
Foreign currency translation adjustment	(0.4)	(0.5)	(20)
Other comprehensive income (loss)	(2,370.0)	(381.8)	NM
Total comprehensive income (loss)	$(1,790.5)	$2,137.1	(184)

NM = Not Meaningful

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPUTATION OF NET INCOME AND COMPREHENSIVE INCOME PER SHARE
&
INVESTMENT RESULTS
August 2022
(millions – except per share amounts)
(unaudited)

The following table sets forth the computation of per share results:

	Current	Year-to-Date
	Month	2022	2021

Net income	$119.7	$579.5	$2,518.9
Less: Preferred share dividends	2.2	17.9	17.9
Net income available to common shareholders	$117.5	$561.6	$2,501.0
Per common share:
Basic	$0.20	$0.96	$4.28
Diluted	$0.20	$0.96	$4.26

Comprehensive income (loss)	$(427.8)	$(1,790.5)	$2,137.1
Less: Preferred share dividends	2.2	17.9	17.9
Comprehensive income (loss) attributable to common shareholders	$(430.0)	$(1,808.4)	$2,119.2
Per common share:
Diluted[1]	$(0.74)	$(3.09)	$3.61

Average common shares outstanding - Basic	584.4	584.3	584.7
Net effect of dilutive stock-based compensation	2.8	2.7	2.6
Total average equivalent common shares - Diluted	587.2	587.0	587.3

1 Basic earnings per share is disclosed where either a net loss or a comprehensive loss attributable to common shareholders is reported since diluted earnings per share are antidilutive.

The following table sets forth the investment results for the period:
	Current	Year-to-Date
	Month	2022	2021
Fully taxable equivalent (FTE) total return:
Fixed-income securities	(1.3)%	(5.8)%	0.7%
Common stocks	(3.9)%	(16.3)%	26.8%
Total portfolio	(1.4)%	(6.9)%	2.9%

Pretax annualized investment income book yield	2.3%	2.2%	1.9%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
August 2022
($ in millions)
(unaudited)

Current Month
				Commercial
	Personal Lines Business			Lines	Property	Companywide
	Agency	Direct	Total	Business	Business	Total
Net Premiums Written	$1,474.3	$1,716.7	$3,191.0	$670.3	$219.7	$4,081.1
% Growth in NPW	7%	13%	10%	(14)%[1]	3%	5%
Net Premiums Earned	$1,366.6	$1,562.7	$2,929.3	$717.2	$188.6	$3,835.4
% Growth in NPE	4%	8%	6%	23%	7%	9%

GAAP Ratios
Loss/LAE ratio	75.1	75.4	75.3	71.9	64.4	74.1
Expense ratio	19.5	18.1	18.7	20.5	26.9	19.5
Combined ratio	94.6	93.5	94.0	92.4	91.3	93.6
Net catastrophe loss ratio[2]			1.1	0.2	(0.3)	0.9

Actuarial Adjustments[3]
Reserve Decrease/(Increase)
Prior accident years						$(23.9)
Current accident year						55.7
Calendar year actuarial adjustment	$19.8	$24.7	$44.5	$(1.3)	$(11.4)	$31.8

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$(23.9)
All other development						30.3
Total development						$6.4

Calendar year loss/LAE ratio						74.1
Accident year loss/LAE ratio						74.3

1The decrease in net premiums written reflects the fact that in fiscal August 2021 we renewed transportation network company (TNC) policies on a 6-month basis and in fiscal February 2022 we moved those renewals to a 12-month basis, thereby shifting the timing of net premiums written related to the renewal of the TNC policies to February 2022. Excluding the TNC business, the Commercial Lines net premiums written growth would have been about 5% for the month.
2Represents catastrophe losses incurred during the period, including the impact of reinsurance, as a percent of net premiums earned. During the month, we incurred catastrophe losses primarily related to wind and thunderstorms throughout the United States, with favorable development on prior period catastrophes exceeding current month losses in our Property business.
3Represents adjustments solely based on our normally scheduled actuarial reviews. For our Property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
August 2022
($ in millions)
(unaudited)

Year-to-Date
				Commercial
	Personal Lines Business			Lines	Property	Companywide
	Agency	Direct	Total	Business	Business	Total
Net Premiums Written	$12,299.4	$14,050.4	$26,349.8	$6,660.2	$1,601.8	$34,613.6
% Growth in NPW	4%	8%	6%	26%	9%	9%
Net Premiums Earned	$11,752.1	$13,187.8	$24,939.9	$6,030.3	$1,508.2	$32,480.2
% Growth in NPE	4%	7%	6%	40%	14%	11%

GAAP Ratios
Loss/LAE ratio	75.8	77.0	76.4	69.9	81.0	75.4
Expense ratio	17.6	18.5	18.1	19.1	27.0	18.7
Combined ratio	93.4	95.5	94.5	89.0	108.0	94.1
Net catastrophe loss ratio[1]			1.6	0.3	23.2	2.4

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$(69.6)
Current accident year						(5.1)
Calendar year actuarial adjustment	$(0.4)	$27.5	$27.1	$(63.1)	$(38.7)	$(74.7)

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$(69.6)
All other development						4.1
Total development						$(65.5)

Calendar year loss/LAE ratio						75.4
Accident year loss/LAE ratio						75.2

1Represents catastrophe losses incurred during the period, including the impact of reinsurance, as a percent of net premiums earned.
2Represents adjustments solely based on our normally scheduled actuarial reviews. For our Property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions - except per share amounts)
(unaudited)

August 2022
CONDENSED GAAP BALANCE SHEET:
Investments, at fair value:
Available-for-sale securities:
Fixed maturities[1] (amortized cost: $47,450.0)	$44,458.9
Short-term investments (amortized cost: $5,173.3)	5,173.3
Total available-for-sale securities	49,632.2
Equity securities:
Nonredeemable preferred stocks (cost: $1,420.2)	1,305.1
Common equities (cost: $795.4)	2,929.0
Total equity securities	4,234.1
Total investments[2]	53,866.3
Net premiums receivable	10,769.9
Reinsurance recoverables (including $4,647.6 on unpaid loss and LAE reserves)	4,931.0
Deferred acquisition costs	1,565.9
Goodwill and intangible assets	321.5
Other assets	3,642.5
Total assets	$75,097.1

Unearned premiums	$17,695.0
Loss and loss adjustment expense reserves	28,112.9
Other liabilities[2]	6,646.8
Debt	6,387.1
Total liabilities	58,841.8
Shareholders’ equity	16,255.3
Total liabilities and shareholders’ equity	$75,097.1

Common shares outstanding	585.1
Common shares repurchased - August	0.22
Average cost per common share	$125.89
Book value per common share	$26.94
Trailing 12-month return on average common shareholders’ equity
Net income	8.2%
Comprehensive income	(8.8)%
Net unrealized pretax gains (losses) on fixed-maturity securities	$(2,928.5)
Increase (decrease) from July 2022	$(692.6)
Increase (decrease) from December 2021	$(2,999.9)
Debt-to-total capital ratio	28.2%
Fixed-income portfolio duration	2.7
Weighted average credit quality	AA .
1 As of August 31, 2022, we held certain hybrid securities and recognized a change in fair value of $62.6 million as a realized loss during the period we held these securities.
2 At August 31, 2022, we had $582.9 million of net unsettled security transactions classified in “other liabilities.”

Monthly Commentary
•The Company has no additional commentary regarding August’s results.

Events
We plan to release September results on Thursday, October 13, 2022, before the market opens.

About Progressive
Progressive Insurance® makes it easy to understand, buy and use car insurance, home insurance, and other protection needs. Progressive offers choices so consumers can reach us whenever, wherever and however it’s most convenient - online at progressive.com, by phone at 1-800-PROGRESSIVE, on a mobile device or in-person with a local agent.

Progressive provides insurance for personal and commercial autos and trucks, motorcycles, boats, recreational vehicles, and homes; it is the third largest car insurer in the country, a leading seller of motorcycle and commercial auto insurance, and one of the top 15 homeowners insurance carriers.

Founded in 1937, Progressive continues its long history of offering shopping tools and services that save customers time and money, like Name Your Price®, Snapshot®, and HomeQuote Explorer®.

The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, trade publicly at NYSE: PGR.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Investors are cautioned that certain statements in this report not based upon historical fact are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These statements often use words such as “estimate,” “expect,” “intend,” “plan,” “believe,” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. Forward-looking statements are based on current expectations and projections about future events, and are subject to certain risks, assumptions and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to:

•our ability to underwrite and price risks accurately and to charge adequate rates to policyholders;
•our ability to establish accurate loss reserves;
•the impact of severe weather, other catastrophe events and climate change;
•the effectiveness of our reinsurance programs and the continued availability of reinsurance and performance by reinsurers;
•the highly competitive nature of property-casualty insurance markets;
•whether we innovate effectively and respond to our competitors’ initiatives;
•whether we effectively manage complexity as we develop and deliver products and customer experiences;
•how intellectual property rights affect our competitiveness and our business operations;
•whether we adjust claims accurately;
•our ability to maintain a recognized and trusted brand;
•our ability to attract, develop and retain talent and maintain appropriate staffing levels;
•compliance with complex and changing laws and regulations;
•litigation challenging our business practices, and those of our competitors and other companies;
•the impacts of a security breach or other attack involving our computer systems or the systems of one or more of our vendors;
•the secure and uninterrupted operation of the facilities, systems, and business functions that are critical to our business;
•the success of our efforts to acquire or develop new products or enter into new areas of business and navigate related risks;
•our continued ability to send and accept electronic payments;
•the possible impairment of our goodwill or intangible assets;
•the performance of our fixed-income and equity investment portfolios;
•the impact on our investment returns and strategies from regulations and societal pressures relating to environmental, social, and other public policy matters;
•the elimination of the London Interbank Offered Rate;
•our continued ability to access our cash accounts and/or convert securities into cash on favorable terms;
•the impact if one or more parties with which we enter into significant contracts or transact business fail to perform;
•legal restrictions on our insurance subsidiaries’ ability to pay dividends to The Progressive Corporation;
•limitations on our ability to pay dividends on our common shares under the terms of our outstanding preferred shares;
•our ability to obtain capital when necessary to support our business and potential growth;
•evaluations by credit rating and other rating agencies;
•the variable nature of our common share dividend policy;
•whether our investments in certain tax-advantaged projects generate the anticipated returns;
•the impact from not managing to short-term earnings expectations in light of our goal to maximize the long-term value of the enterprise;
•the impacts of the COVID-19 pandemic and measures taken in response; and
•other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission, including, without limitation, the Risk Factors section of our Annual Report on Form 10-K for the year ending December 31, 2021.

In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when we establish reserves for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.